EXHIBIT 10(l)

BEMIS COMPANY, INC.

4.875% Notes Due 2012

Purchase Agreement

March 14, 2005

Wachovia Capital Markets, LLC

J.P. Morgan Securities Inc.
as Representatives of the several Initial Purchasers

named in Schedule I hereto

c/o Wachovia Capital Markets, LLC

One Wachovia Center

301 South College Street

Charlotte, North Carolina  28288

Ladies and Gentlemen:

BEMIS COMPANY, INC., a Missouri corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom Wachovia Capital Markets, LLC and J.P. Morgan Securities Inc. are acting as Representatives (in such capacity, the “Representatives”), $300,000,000 aggregate principal amount of its 4.875% Notes Due 2012 (the “Notes”).  The Notes will be issued pursuant to the provisions of an Indenture (the “Indenture”) dated as of June 15, 1995 among the Company and U.S. Bank National Association (formerly known as First Trust National Association), as Trustee (the “Trustee”), and certain terms of the Notes will be established pursuant to an Officers’ Certificate of the Company to be dated as of the Closing Date pursuant to, and in accordance with, Section 301 of the Indenture (the “Officers’ Certificate”). This Agreement, the Registration Rights Agreement, to be dated the Closing Date, between the Initial Purchasers and the Company (the “Registration Rights Agreement”), the Indenture and the Officers’ Certificate are hereinafter collectively referred to as the “Transaction Documents” and the execution and delivery of the Transaction Documents and the transactions contemplated herein and therein are hereinafter referred to as the “Transactions”.

The Notes will be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act. The Initial Purchasers have advised the Company that they will offer and sell the Notes purchased by them hereunder in accordance with Section 6 hereof as soon as the Representatives deem advisable.

In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum, dated March 14, 2005 (the “Preliminary Memorandum”) and a final offering memorandum, dated the date hereof (the “Final Memorandum” and, with the Preliminary Memorandum, each a “Memorandum”).  Each Memorandum sets forth certain information concerning the Company, the Notes, the Transaction Documents and the Transactions.  The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Notes by the Initial Purchasers.  As used herein, the term “Memorandum” shall include, except where specifically noted, in each case the documents incorporated by reference therein. The terms “supplement”, “amendment” and “amend” as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The obligations of the several Initial Purchasers under this Agreement shall be several and not joint.

1.             The Company represents and warrants to, and agrees with, each of the Initial Purchasers that:

(a)           The Preliminary Memorandum does not contain, and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date, and any amendment or supplement thereto, does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations or warranties set forth in this paragraph shall not apply to statements in or omissions from either Memorandum made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchasers expressly for use therein. The parties hereto agree and acknowledge that the Preliminary Memorandum does not contain any pricing terms relating to the Notes. The statistical and industry data included in each Memorandum are based on or derived from sources that the Company believes to be reliable and accurate;

(b)           The documents incorporated by reference in the Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the

Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(c)           [Reserved];

(d)           Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Memorandum; and, since the respective dates as of which information is given in the Memorandum, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Memorandum;

(e)           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Memorandum;

(f)            The Company has an authorized capitalization as set forth in the Final Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(g)           When the Officers’ Certificate is executed and delivered on the Closing Date (as defined in Section 2 hereof), the Notes will have been duly authorized, and, when the Notes are issued and delivered pursuant to this Agreement on the Closing Date, the Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and the Registration Rights Agreement; when the Officers’ Certificate is executed and delivered on the Closing Date, the Exchange Notes (as defined in the Registration Rights Agreement) will have been duly authorized and, when executed, authenticated, issued and delivered in the manner provided for in the Registration Rights Agreement and the Indenture, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, conforms in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), applicable to an indenture that is qualified thereunder and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Notes and the Exchange Notes will conform, to the descriptions thereof contained in the Final Memorandum; the Company has all requisite corporate power and authority to execute and deliver the Officers’ Certificate and perform its obligations thereunder; and the Officers’ Certificate has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company;

(h)           The issue and sale of the Notes and the compliance by the Company with all of the provisions of this Agreement and other Transaction Documents, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except to the extent that any such breach, violation or default will not have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by the Transaction Documents, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, and except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under Federal securities laws and state securities or Blue Sky laws and the Trust Indenture Act with respect to the Company’s obligations under the Registration Rights Agreement;

(i)            The statements set forth in the Final Memorandum under the caption “Description of the Notes”, insofar as it purports to constitute a summary of the terms of the Notes, and under the captions “Exchange Offer; Registration Rights”, “Notice to Investors” and “Plan of Distribution”, and the statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 incorporated by reference in the Final Memorandum under the caption “Item 3 - Legal Proceedings”, in each case insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon or in conformity with information furnished in writing to the Company by the Initial Purchasers through the Representatives expressly for use in the Final Memorandum;

(j)            The Company is not in violation of its Articles of Incorporation or By-laws and no subsidiary of the Company is in material violation of its Certificate of Incorporation or By-laws, and neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except to the extent that any such default will not have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

(k)           Other than as set forth in the Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(l)            The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Memorandum, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(m)          PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent registered public accountants as required by the Exchange Act and the rules and regulations of the Commission thereunder;

(n)           The Company and its subsidiaries own, or possess adequate rights to, all material patents, trademarks, service marks and proprietary rights or information necessary for the conduct of their businesses as described in the Memorandum, and the Company has not received any notice of infringement of or conflict with the asserted rights of others in that respect, and does not know of any basis therefor, which, if determined adversely to the Company or any of its subsidiaries would individually or in the aggregate have a material effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

(o)           There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

(p)           The only subsidiaries of the Company that are “significant subsidiaries” as defined in Rule 1-02(v) of Regulation S-X under the Securities Act are Morgan Adhesives Company, Curwood, Inc., Banner Packaging, Inc., and Milprint, Inc. and Dixie Toga S.A.;

(q)           Each of Morgan Adhesives Company, Curwood, Inc., Banner Packaging, Inc., and Milprint, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Final Memorandum; and Dixie Toga S.A. is validly existing as a corporation under the laws of the jurisdiction of its incorporation; and, except as set forth in the Final

Memorandum, all of the issued and outstanding shares of capital stock of Morgan Adhesives Company, Curwood, Inc., Banner Packaging, Inc., and Milprint, Inc., and over 99% of the issued and outstanding shares of common stock of Dixie Toga S.A., are owned directly by the Company free and clear of all liens, encumbrances, equities and claims;

(r)            Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, each an “Affiliate”) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) offered, solicited offers to buy or sold the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

(s)           None of the Company or any of its Affiliates has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes;

(t)            The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act; the Company is in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act;

(u)           Based on the representations and warranties of the Initial Purchasers and compliance with the covenants by the Initial Purchasers as set forth in Section 6 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement and disclosed in the Preliminary Memorandum and the Final Memorandum to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act;

(v)           This Agreement has been duly authorized, executed and delivered by the Company; the Registration Rights Agreement has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and except as the enforceability of provisions that purport to provide for indemnification and contribution may be limited under certain circumstances by applicable law;

(w)          There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith; and

(x)            The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company maintains a system of “disclosure controls and procedures” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act).

Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or their counsel shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

2.             On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell $300,000,000 aggregate principal amount of Notes, and each of the Initial Purchasers, severally and not jointly, agree to purchase from the Company the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto at a purchase price equal to 99.002% of the principal amount thereof (the “Purchase Price”).  One or more certificates in definitive form or global form, as instructed by the Representatives, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company not later than one full business day prior to the Closing Date (as defined below), shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Notes to the Initial Purchasers duly paid, against payment by or on behalf of the Initial Purchasers of the Purchase Price therefor by wire transfer in Federal or other funds immediately available to the account of the Company.  Such delivery of and payment for the Notes shall be made at the offices of Davis Polk & Wardwell (“Counsel for the Initial Purchasers”), 450 Lexington Avenue, New York, New York at 10:00 A.M., New York City time, on March 17, 2005, or at such other place, time or date as the Representatives and the Company may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date”.  The Company will make such certificate or certificates for the Notes available for examination by the Initial Purchasers at the New York City offices of Counsel for the Initial

Purchasers not later than 10:00 A.M., New York City time on the business day prior to the Closing Date.

3.             The Company agrees with each of the Initial Purchasers of Notes:

(a)           Promptly from time to time the Company shall take such action as the Representatives may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(b)           The Company shall prepare the Final Memorandum in the form approved by the Representatives and not amend or supplement the Final Memorandum, including by filing documents under the Exchange Act which are incorporated by reference therein, without first furnishing to the Representatives a copy of such proposed amendment or supplement or filing and shall not use or file any amendment or supplement to which the Representatives may object;

(c)           Prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and during the period referred to below, the Company shall furnish to the Initial Purchasers and to Counsel for the Initial Purchasers without charge, as many copies of the Final Memorandum and any amendments and supplements thereto as they reasonably may request;

(d)           At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, if any event shall have occurred or condition exists as a result of which the Final Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Memorandum or to file under the Exchange Act any document incorporated by reference in the Final Memorandum, in each case to comply with applicable law, the Company shall notify the Representatives and upon their request file such document and prepare and furnish without charge to each Initial Purchaser and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of the Final Memorandum as so amended or supplemented which will correct such statement or omission or effect compliance with applicable law;

(e)           At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, the Company will notify the Initial Purchasers of (i) any decrease in the rating of the Notes or any other debt securities of the Company by any nationally recognized statistical rating organization (as defined in Rule 436(g)(2) under the Securities Act) or (ii) any notice or public announcement given of any intended or potential decrease in any such rating or that any such securities rating agency has under surveillance or review, with possible negative implications, its rating of the Notes, as soon as the Company becomes aware of any such decrease, notice or public announcement;

(f)            The Company will not, and will not permit any of its Affiliates to, resell any of the Notes that have been acquired by any of them, other than pursuant to an effective registration statement under the Securities Act or in accordance with Rule 144 under the Securities Act;

(g)           None of the Company or any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made), will solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

(h)           None of the Company or any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made), will sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner that would require registration of the Notes under the Securities Act;

(i)            So long as any of the Notes are “restricted securities” within the meaning of the Securities Act, at any time that the Company is not then subject to Section 13 or 15(d) of the Exchange Act, the Company will provide at its expense to each holder of the Notes and to each prospective purchaser (as designated by such holder) of the Notes, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act;

(j)            During the period beginning from the date hereof and continuing to and including the later of (i) the termination of trading restrictions for the Notes, as notified to the Company by the Representatives and (ii) the Closing Date, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Closing Date and which are substantially similar to the Notes, without the prior written consent of the Representatives; and

(k)           The Company shall not take, directly or indirectly, any action designed to cause or result in, or that could reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

4.             The Company covenants and agrees with the several Initial Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the offering of the Notes and all other expenses in connection with the preparation and printing of each Memorandum and amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Initial Purchasers, this Agreement, any Registration Rights Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Notes; (iii) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws as provided in Section 3 hereof, including the fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any fees and disbursements of counsel for the Initial Purchasers in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes; (vi) the cost of preparing the Notes; all costs and expenses related to the transfer and delivery of the Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Notes; (viii) the cost the fees and expenses, if any, incurred in connection with the admission of the Notes for trading in PORTAL or any appropriate market system, and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 7 and 10 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Notes by them, and any advertising expenses connected with any offers they may make.

5.             The obligations of the Initial Purchasers shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in this Agreement are, at and as of the Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)           [Reserved].

(b)           Counsel for the Initial Purchasers shall have furnished to the Representatives such opinion or opinions dated as of the Closing Date, with respect to this Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Final Memorandum, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (such counsel being entitled to rely in respect of matters concerning Missouri, Ohio, Delaware and Wisconsin law upon opinions of local counsel reasonably acceptable to the Representatives and attached to the opinion of counsel to the Company furnished pursuant to Section 5(c) below);

(c)           (i) The General Counsel of the Company shall have furnished to the Representatives his written opinion dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(A)        The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Missouri, with corporate power and authority to own its properties and conduct its business as described in the Final Memorandum as amended or supplemented;

(B)         The Company has an authorized capitalization as set forth in the Final Memorandum as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(C)         Each of Morgan Adhesives Company, Curwood, Inc., Banner Packaging, Inc. and Milprint, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Final Memorandum; and Dixie Toga S.A. is validly existing as a corporation under the laws of the jurisdiction of its incorporation; and, except as set forth in the Final Memorandum, all of the issued and outstanding shares of capital stock of Morgan Adhesives Company, Curwood, Inc., Banner Packaging, Inc. and Milprint, Inc., and over 99% of the issued and outstanding shares of common stock of Dixie Toga S.A., are owned directly by the Company free and clear of all liens, encumbrances, equities and claims;

(D)         To the best of such counsel’s knowledge and other than as set forth in the Final Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(E)         The issue and sale of the Notes and the compliance by the Company with all of the provisions of this Agreement and the other Transaction Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except to the extent that any such breach, violation or default will not have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, nor will such actions result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

(F)         The Company is not in violation of its Articles of Incorporation or By-laws and no subsidiary of the Company is in material violation of its Certificate of Incorporation or By-laws, and neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except to the extent that any such default will not have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

(G)         The statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 incorporated by reference in the Final Memorandum under the caption “Item 3 – Legal Proceedings”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(H)         Such counsel has no reason to believe that the documents incorporated by reference in the Final Memorandum as amended or supplemented (other than the financial statements and other financial data and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

(I)          Although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum, except for those referred to in the opinion in paragraph (G) of this Section 5(c)(i), he has no reason to believe that, as of its date, the Final Memorandum (other than the financial statements and other financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Closing Date, the Final Memorandum (other than the financial statements and other financial data and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and he does not know of any required amendment or any contracts or other documents of a character required to be incorporated by reference into the Final Memorandum or required to be described in the Final Memorandum which are not incorporated by reference or described as required;

(such counsel being entitled to rely in respect of matters concerning Missouri, Ohio, Delaware and Wisconsin law upon opinions of local counsel reasonably acceptable to the Representatives and attached to such counsel’s opinion);

(ii)       Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(A)        This Agreement has been duly authorized, executed and delivered by the Company; the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and except as the enforceability of provisions that purport to provide for indemnification and contribution may be limited under certain circumstances by applicable law;

(B)         The Notes have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and the Registration Rights Agreement; the Exchange Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and Registration Rights Agreement and delivered to the noteholders in exchange for the Notes in accordance with the terms of the Registration Rights Agreement, will be valid and legally binding obligations of the Company entitled to the benefits of the Indenture; and the Notes, the Exchange Notes and the Indenture conform to the descriptions thereof in the Final Memorandum;

(C)         The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act applicable to an indenture that is qualified thereunder;

(D)         No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, and except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under Federal securities laws and state securities or Blue Sky laws and the Trust Indenture Act with respect to the Company’s obligations under the Registration Rights Agreement;

(E)         The statements set forth in the Final Memorandum under the caption “Description of the Notes” insofar as they purport to constitute a summary of the terms of the Notes, and under the captions “Exchange Offer; Registration Rights”, “Notice to Investors” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; provided, however, that this opinion shall not apply to any statements or omissions made in reliance upon or in conformity with information furnished in writing to the Company by the Initial Purchasers through the Representatives expressly for use in the Final Memorandum; the statements in the Final Memorandum under the caption “Material United States Federal Income Tax Consequences”, insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein;

(F)         The Company is not, and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Memorandum, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act;

(G)         The documents incorporated by reference in the Final Memorandum (other than the financial statements and other financial data and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents (other than the financial statements and other financial data and related schedules therein, as to which such counsel need express no opinion), when they were so filed contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

(H)         Based upon the representations, warranties, and assuming full compliance with the agreements (i) of the Company in Sections 1(r), 1(s), 1(t), 1(u), 1(w), 3(g), 3(h) and 3(i) of this Agreement and (ii) of the Initial Purchasers in Section 6 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers under this Agreement or in connection with the initial resale of such Notes by the Initial Purchasers in accordance with this Agreement to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of any Notes;

(I)          Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum, except for those referred to in the opinion in paragraph (E) of this Section 5(c)(ii), they have no reason to believe that, as of its date, the Final Memorandum (other than the financial statements and other financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Closing Date, the Final Memorandum (other than the financial statements and other financial data and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any required amendment or any contracts or other documents of a character required to be incorporated by reference into the Final Memorandum or required to be described in the Final Memorandum which are not incorporated by reference or described as required;

(such counsel being entitled to rely in respect of matters concerning Missouri, Ohio, Delaware and Wisconsin law upon opinions of local counsel reasonably acceptable to the Representatives and attached to such counsel’s opinion);

(d)           On the date of the Final Memorandum at a time prior to the execution of this Agreement and at the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives letters containing the information and statements of the type ordinarily included in “comfort letters” to initial purchasers, and as to such other matters as the Representatives may reasonably request, in form and substance satisfactory to the Representatives;

(e)           (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Memorandum, and (ii) since the respective dates as of which information is given in the Final Memorandum there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Final Memorandum, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Final Memorandum;

(f)            The Notes shall have received initial ratings of not less than “A” by Standard & Poor’s and “Baa1” by Moody’s. On or after the date of this Agreement(i) no downgrading shall have occurred in the rating accorded the Notes or Company’s other debt securities or preferred stock by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Company’s other debt securities or preferred stock;

(g)           On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Minnesota State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or any change in financial markets or any calamity or crisis, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Memorandum;

(h)           The Company shall have furnished or caused to be furnished to the Representatives at the Closing Date a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in subsections (e) and (f) of this Section and as to such other matters as the Representatives may reasonably request; and

(i)            The Company shall have complied with the provisions of Section 3(c) hereof with respect to the furnishing of copies of Final Memorandum on the business day next succeeding the date of this Agreement.

6.             Each of the Initial Purchasers, severally and not jointly, represents and warrants to and agrees with the Company that:

(a)           It is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”);

(b)           It will solicit offers for the Notes only from, and will offer the Notes only to, persons that it reasonably believes to be QIBs; and

(c)           It will not offer or sell the Notes using any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) under the Securities Act.

7.             (a) The Company will indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser or such other person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and will reimburse each Initial Purchaser and each such other person for any legal or other expenses reasonably incurred by such Initial Purchaser or such other person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representatives expressly for use therein.

(b)           Each Initial Purchaser, severally and not jointly, will indemnify and hold harmless the Company and its affiliates, directors, officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange

Act against any losses, claims, damages or liabilities to which the Company or such other person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representatives expressly for use therein and, subject to the limitation set forth immediately preceding this clause, will reimburse the Company or such other person for any legal or other expenses reasonably incurred by the Company or such other person in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)           Promptly after receipt by an indemnified party under subsection 7(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnifying and the indemnified party shall have mutually agreed to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party or (iii) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for the Initial Purchasers and their respective affiliates, directors and officers and control persons shall be designated in writing by the Representatives and any such separate firm for the Company, its affiliates, directors, officers, and control persons shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers from the Company in connection with the purchase of the Notes hereunder as set forth in the Final Memorandum.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of such Notes were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Initial Purchasers in this subsection (d) to contribute are several in proportion to their respective obligations to purchase Notes as set forth on Schedule I hereto and not joint.  For purposes of this paragraph (d), each affiliate, director or officer of any Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Initial Purchaser, and each affiliate, director or officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

(e)           The obligations of the Company under this Section 7 shall be in addition to any obligations or liabilities which the Company may otherwise have and the obligations of the respective Initial Purchasers under this Section 7 shall be in addition to any obligations or liabilities which the Initial Purchasers may otherwise have.

8.             (a) If any Initial Purchaser shall default in its obligation to purchase the Notes which it has agreed to purchase under this Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by any Initial Purchaser the Representatives do not arrange for the purchase of such Notes, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase the Notes on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Notes, or the Company notifies the Representatives that it has so arranged for the purchase of such Notes, the Representatives or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Memorandum, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments or supplements to the Memorandum which in the opinion of the Representatives may thereby be made necessary. The term “Initial Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

(b)           If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of the Notes which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Notes, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Notes which such Initial Purchaser agreed to purchase under this Agreement and, in addition, to require each non-defaulting Initial Purchaser to purchase its pro rata share (based on the principal amount of Notes which such Initial Purchaser agreed to purchase under this Agreement) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of the Notes which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Notes, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Initial

Purchasers to purchase Notes of a defaulting Initial Purchaser or Initial Purchasers, then this Agreement shall thereupon terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except for the expenses to be borne by the Company and the Initial Purchasers as provided in Section 4 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

9.             The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Initial Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Initial Purchaser or any controlling person of any Initial Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Notes.

10.           If this Agreement shall be terminated pursuant to Section 8 hereof, the Company shall not then be under any liability to any Initial Purchaser with respect to the Notes except as provided in Sections 4 and 7 hereof; but, if for any other reason the Notes are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Initial Purchasers through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Initial Purchasers in making preparations for the purchase, sale and delivery of the Notes, but the Company shall then be under no further liability to any Initial Purchaser with respect to the Notes except as provided in Sections 4 and 7 hereof.

11.           In all dealings hereunder, the Representatives shall act on behalf of each of the Initial Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Initial Purchaser made or given by such Representatives. Notwithstanding the foregoing, the obligations of the Initial Purchasers hereunder shall be several and not joint. All statements, requests, notices and agreements hereunder shall be in writing, and shall be delivered or sent by mail, Fed-ex or facsimile transmission, if to the Initial Purchasers:

Wachovia Capital Markets, LLC

One Wachovia Center,

301 South College Street,

Charlotte, North Carolina 28288-0604

Attention: High Grade Syndicate Desk

Facsimile: 704-383-9165

and

J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Attention: High Grade Syndicate Desk

Facsimile: 212-834-6081

with a copy to

Davis Polk & Wardwell

450 Lexington Avenue

New York, New York 10017

Attention:  Charles S. Whitman

Facsimile: 212-450-3800

and if to the Company:

Bemis Company, Inc.

222 South Ninth Street

Minneapolis, MN 55402

Attention: Melanie E.R. Miller

Facsimile: 612-376-3150

with a copy to;

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402-3901

Attention: James E. Nicholson

Facsimile: 612-766-1600

provided, however, that any notice to an Initial Purchaser pursuant to Section 7(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address; which will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

12.           This Agreement shall be binding upon, and inure solely to the benefit of, the Initial Purchasers, the Company and, to the extent provided in Sections 7 and 9 hereof, the affiliates, officers and directors of each Initial Purchaser and the Company and each person who controls the Company or any Initial Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Notes from any Initial Purchaser shall be deemed a successor or assign by reason merely of such purchase.

13.           Time shall be of the essence.  As used herein, “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

14.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15.           This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

16.           The following statements set forth under the heading “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 1(a), 1(i), 5(c) and 7 hereof:

(a)           The names and corresponding principal amount of Notes set forth in the table of Initial Purchasers; and

(b)           The sixth (concerning stabilizing transactions by the Initial Purchasers), seventh (to the extent relates to the Initial Purchasers) and eighth (concerning use of MarketAxess Corporation by certain Initial Purchasers) paragraphs of text following the table.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

Very truly yours,

BEMIS COMPANY, INC.

By:
Name:
Title:

Accepted as of the date hereof:

WACHOVIA CAPITAL MARKETS, LLC
J.P. MORGAN SECURITIES INC.
Acting severally on behalf of themselves
and the several Initial Purchasers named
in Schedule I hereto

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

J.P. MORGAN SECURITIES INC.

By:
Name:
Title:

SCHEDULE I

Initial Purchasers	Principal Amount of Notes to be Purchased
Wachovia Capital Markets, LLC	$150,000,000
J.P. Morgan Securities Inc.	$75,000,000
BNP Paribas Securities Corp.	$10,714,286
Daiwa Securities SMBC Europe Limited	$10,714,286
Greenwich Capital Markets, Inc.	$10,714,286
ING Financial Markets LLC	$10,714,286
Piper Jaffray & Co.	$10,714,286
Wells Fargo Securities, LLC	$10,714,286
Goldman, Sachs & Co. .	$10,714,284
Total	$300,000,000

S I-1